Patents	12 Months Ended
Jul. 31, 2014
Accounting Policies [Abstract]
Patents

Note 4 - Patents:

The costs and accumulated amortization of patents are summarized as follows:

	July 31,
	2014	2013
Patents	$5,725,908	$5,657,455
Less: Accumulated Amortization	3,679,547	3,338,039
Patents, Net	2,046,361	2,319,416
Weighted Average Life	7.8 years	8.6 years

Amortization expense amounted to $357,965, $391,777 and $441,087 for the years ended July 31, 2014, 2013 and 2012, respectively. Amortization expense is expected to be approximately $315,000 per year for the years ended July 31, 2015 through 2019. During the years ended July 31, 2014 and 2013, the Company did not write off any patents. During the year ended July 31, 2012, the Company wrote off patents with a net book value of $440,780 as the patents had been abandoned or were no longer being used. The charge was included in research and development expenses on our consolidated statements of operations.